Organization	9 Months Ended
Sep. 30, 2012
Organization
Organization

Note 2.  Organization

We are a Maryland real estate investment trust, or REIT, that was organized on December 19, 2011 as a wholly owned subsidiary of CWH.

On February 16, 2012, CWH contributed the Properties to us. In return, we issued to CWH: (i) 22,000,000 common shares (including 1,000 common shares initially issued to CWH in December 2011 in connection with our formation) and (ii) a $400,000 demand promissory note, or the CWH Note.

On March 6, 2012, we priced our IPO of 8,000,000 common shares. The sale of these shares and an additional 1,200,000 of our common shares pursuant to the exercise in full of our IPO underwriters’ over allotment option closed on March 12, 2012, or the Closing Date, and we then became a public company. We used the net proceeds from the IPO and borrowings under our revolving credit facility to repay in full the CWH Note.